                               LETTER TO CLIENTS
                                      FOR
                                TENDER OF UP TO:

 $400,000,000 CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAA7)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAC3),

 $260,000,000 CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAD1)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAF6),

 $425,000,000 CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAG4)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAJ8),

  $60,000,000 CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAK5)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAM1),

   $83,000,000 CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAS8)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAX7),

  $69,000,000 CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAN9)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAQ2),

   $72,000,000 CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAT6)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAY5).

                           LEASE INVESTMENT FLIGHT TRUST
     ----------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      ,
   2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). RESTRICTED NOTES (AS DEFINED BELOW) TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

To Our Clients:

    Enclosed for your consideration is a Prospectus, dated         , 2001 (the
"Prospectus"), of Lease Investment Flight Trust (the "Company") and the related Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount up to $1,369,000,000 of its Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1,
Class A-3 Floating Rate Asset Backed Notes Series 2001-1, Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1, which have been registered under the Securities Act of 1933, as amended, for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes
Series 2001-1, Class A-3 Floating Rate Asset Backed Notes Series 2001-1,
Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate

Asset Backed Notes Series 2001-1 (the "Restricted Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This material is being forwarded to you as the beneficial owner of the Restricted Notes held by us for your account but not registered in your name. A tender of such Restricted Notes may only be made by us as the holder of record and pursuant to your instructions.

    Accordingly, we request instructions as to whether you wish us to tender on your behalf the Restricted Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. We urge you to read the Prospectus carefully before instructing us as to whether or not to tender your Restricted Notes.

    Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Restricted Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at
5:00 p.m., New York City time, on         , 2001, unless extended by the
Company. Any Restricted Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    If you wish to have us tender your Restricted Notes, please instruct us by completing, executing and returning to us the enclosed instruction form. The Letter of Transmittal is furnished to you for information only and may not be used directly by you to tender Restricted Notes.

    None of the Restricted Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided on the enclosed instruction form, your signature(s) thereon shall constitute an instruction to us to tender all the Restricted Notes held by us for your account.

                INSTRUCTIONS WITH RESPECT TO THE EXCHANGE OFFER

    The undersigned hereby acknowledges receipt of the Prospectus,
dated            , 2001 (the "Prospectus"), of Lease Investment Flight Trust
(the "Company") and the related Letter of Transmittal (the "Letter of Transmittal"), which together set forth the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $1,369,000,000 of its Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes Series 2001-1, Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1, (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes Series 2001-1,
Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1 (the "Restricted Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the Restricted Notes held by you for the account of the undersigned.

    The aggregate principal amount of the Restricted Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

    $             of the Class A-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class A-2 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class A-3 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class B-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class B-2 Fixed Rate Asset Backed Notes Series 2001-1.

    $             of the Class C-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class C-2 Fixed Rate Asset Backed Notes Series 2001-1.

    With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

    / / To TENDER the following Restricted Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF RESTRICTED NOTES TO BE TENDERED (IF
ANY):

    $             of the Class A-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class A-2 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class A-3 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class B-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class B-2 Fixed Rate Asset Backed Notes Series 2001-1.

    $             of the Class C-1 Floating Rate Asset Backed Notes
Series 2001-1.

    $             of the Class C-2 Fixed Rate Asset Backed Notes Series 2001-1.

    / / NOT to TENDER any Restricted Notes held by you for the account of the undersigned.

    If the undersigned instructs you to tender the Restricted Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) the undersigned has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes within the meaning of the Securities Act, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Restricted Notes, the undersigned is not engaged in and does not intend to participate in the distribution of such Exchange Notes, (iv) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (v) the undersigned is not an "Initial Purchaser" who acquired the Restricted Notes directly from the Company in the initial offering to resell pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act, or if the undersigned is such an Initial Purchaser, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that such Restricted Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

--------------------------------------------------------------------------------

                                    SIGN HERE
Name of beneficial
owner(s) _______________________________________________________________________
Signature(s) ___________________________________________________________________
Name(s) (please
print) _________________________________________________________________________
Address ________________________________________________________________________
Telephone
Number _________________________________________________________________________
Taxpayer Identification or Social Security
Number _________________________________________________________________________
Date ___________________________________________________________________________
--------------------------------------------------------------------------------

     INSTRUCTIONS TO REGISTERED HOLDERS AND/OR BOOK-ENTRY TRANSFER FACILITY
                PARTICIPANTS FROM LEASE INVESTMENT FLIGHT TRUST
                                      FOR
                                TENDER OF UP TO:

 $400,000,000 CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAA7)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAC3),

 $260,000,000 CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAD1)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-2 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAF6),

 $425,000,000 CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAG4)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS A-3 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAJ8),

  $60,000,000 CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAK5)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS B-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAM1),

   $83,000,000 CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAS8)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS B-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAX7),

  $69,000,000 CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAN9)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
  CLASS C-1 FLOATING RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAQ2),

   $72,000,000 CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP:
                                   52204PAT6)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS C-2 FIXED RATE ASSET BACKED NOTES SERIES 2001-1 (CUSIP: 52204PAY5).

                           LEASE INVESTMENT FLIGHT TRUST
     ----------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      ,
   2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). RESTRICTED NOTES (AS DEFINED BELOW) TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

To Registered Holders
and/or Book-Entry Transfer Facility Participants:

    We are enclosing herewith the material listed below relating to the offer (the "Exchange Offer") by Lease Investment Flight Trust (the "Company") to exchange an aggregate principal amount of up to $1,369,000,000 of its Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes
Series 2001-1, Class B-1 Floating Rate Asset Backed Notes Series 2001-1,
Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes Series 2001-1 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes Series 2001-1, Class A-2 Floating Rate Asset Backed Notes Series 2001-1, Class A-3 Floating Rate Asset Backed Notes Series 2001-1,
Class B-1 Floating Rate Asset Backed Notes Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes Series 2001-1, Class C-1 Floating Rate Asset Backed Notes Series 2001-1 and Class C-2

Fixed Rate Asset Backed Notes Series 2001-1 (the "Restricted Notes"), upon the terms and subject to the conditions set forth in the Company's Prospectus,
dated      , 2001 (the "Prospectus"), and the related Letter of Transmittal (the
"Letter of Transmittal"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    Enclosed herewith are copies of the following documents:

1.  The Prospectus;

2. The Letter of Transmittal (together with accompanying Substitute Form W-9 and Guidelines);

3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Restricted Notes are not immediately available, time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis; and

4. A Letter which may be sent to your clients for whose account you hold Restricted Notes in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer.

    We urge you to contact your clients promptly. Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on the Expiration Date, unless extended.

    The Exchange Offer is not conditioned upon any minimum number of Restricted Notes being tendered.

    Pursuant to the Letter of Transmittal, each holder of Restricted Notes (each a "Holder") will represent to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the Holder, (ii) the Holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes within the meaning of the Securities Act, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Restricted Notes, the Holder is not engaged in and does not intend to participate in the distribution of such Exchange Notes, (iv) the Holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or if the Holder is such an "affiliate," the Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (v) the Holder is not an "Initial Purchaser" who acquired the Restricted Notes directly from the Company in the initial offering to resell pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act, or if the Holder is such an Initial Purchaser, the Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the Holder is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that such Restricted Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the Holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The enclosed Letter to Clients contains an authorization by the beneficial owners of the Restricted Notes for you to make the foregoing representations.

    The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Restricted Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Restricted Notes to it, except as otherwise provided in Instruction 5 of the enclosed Letter of Transmittal.

    Additional copies of the enclosed material may be obtained from Bankers Trust Company, as Exchange Agent, Corporate Trust and Agency Group,
648 Grassmere Park Road, Nashville, TN 37211, Telephone: (800) 735-7777.

                                          Very truly yours,
                                          LEASE INVESTMENT FLIGHT TRUST

                                       2